QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

CERTIFICATION OF PERIODIC REPORT

        I, Timothy J. Burke, Vice President and Chief Financial Officer of Jones Entertainment Group, Ltd., the General Partner of Jones Programming Partners 2-A, Ltd. (the "Registrant"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1)
  the Quarterly Report on Form 10-Q of the Registrant for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 13, 2002

/s/ TIMOTHY J. BURKE Timothy J. Burke, Vice President and Chief Financial Officer of Jones Entertainment Group, Ltd., the General Partner of the Registrant

QuickLinks

  Exhibit 99.2